Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024
Pacer Wealthshield ETF (PWS)
a series of Pacer Funds Trust

Supplement dated May 4, 2023 to the
Statement of Additional Information (“SAI”)
dated August 31, 2022, as previously supplemented

The following paragraph supplements the section of the SAI entitled “PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS — Procedures for Purchase of Creation Units”:

During periods when the Deposit Securities for PWS consist of U.S. Treasury bonds maturing in 20 or more years, the order cut-off time for orders to purchase Shares of PWS for cash is expected to be 12:00 p.m. Eastern Time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form.

The following paragraph supplements the section of the SAI entitled “PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS — Procedures for Redemption of Creation Units”:

During periods when the Fund Securities for PWS consist of U.S. Treasury bonds maturing in 20 or more years, the order cut-off time for orders to redeem Shares of PWS for cash is expected to be 12:00 p.m. Eastern Time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form.

Please retain this Supplement with your SAI for future reference.